Exhibit 32.1 and 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Ring Energy, Inc. (the "Company") on Form 10-Q for the three and nine month periods ended June 30, 2009 as filed with the Securities and Exchange Commission (the "Report"), I, Robert “Steve” Owens, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) To the best of my knowledge the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 10, 2009	/s/ Robert "Steve" Owens
Robert "Steve" Owens, President
Chief Executive Officer
Principal Financial Officer